UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 16, 2009
ASCENT MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34176 (Commission File Number)	26-2735737 (I.R.S. Employer Identification No.)
12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (720) 875-5622
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.03	Material Modifications to Rights of Security Holders.
     On September 16, 2009, the board of directors of Ascent Media Corporation (the Company) unanimously approved an amendment to the Rights Agreement dated as of September 17, 2008, by and between the Company and Computershare Trust Company, N.A., as the Rights Agent. The amendment permits a Qualified Institutional Investor to acquire up to 15% of the Company’s outstanding common stock without becoming an “Acquiring Person” and thereby triggering the rights under the plan.
     Under the Rights Agreement, as amended, a “Qualified Institutional Investor” generally means a person (1) who is eligible to report or reports its ownership of common stock of the Company on Schedule 13G, (2) who is neither obligated to nor does file a Schedule 13D, (3) who does not beneficially own 15% or more of the number of shares of common stock of the Company then outstanding, and (4) who does not beneficially own 5% or more of the number of shares of Series B common stock of the Company then outstanding.
     However, a Qualified Institutional Investor who becomes a “Restricted Investor” will become an Acquiring Person. A “Restricted Investor” is a Qualified Institutional Investor who beneficially owns greater than 10% but less than 15% of the number of shares of common stock of the Company then outstanding and who files or becomes required to file a Schedule 13D and either (1) does not reduce its holdings to below 10% of the number of shares of common stock then outstanding within a period of 180 days, or (2) during such period of 180 days, while being the owner of 10% or more of the number of shares of common stock of the Company then outstanding, takes any of the following actions: (A) calls, or supports the call, of a special meeting of stockholders; (B) nominates (or votes for) candidates for director of the Company not nominated by the board; (C) engages in any conduct intended to change or influence control over the Company; or (D) publicly announces its intent to acquire additional shares of common stock or to not reduce its holdings to less than 10% of the number of shares of common stock then outstanding, or to transfer any shares of common stock to another person that intends to acquire more than 10% of the number of shares of common stock then outstanding.
     This summary of the amendment to the Rights Agreement is qualified in its entirety by reference to the form of Amendment No. 1 to Rights Agreement, which is filed as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Name
4.1	Form of Amendment No. 1 to Rights Agreement by and between Ascent Media Corporation and Computershare Trust Company, N.A

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 16, 2009

ASCENT MEDIA CORPORATION
By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Name
4.1	Form of Amendment No. 1 to Rights Agreement by and between Ascent Media Corporation and Computershare Trust Company, N.A